
                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                 BALANCE SHEETS
                             (Unaudited - Thousands)

                                                                  December 31
                                                                  -----------
                                                             2000               1999
                                                             ----               ----
                                ASSETS
                                ------
Utility Plant, at original cost:
  Electric                                                  $ 1,175,552       $ 1,160,216
  Gas                                                           160,872           156,918
                                                      -----------------------------------
                                                              1,336,424         1,317,134
  Less: accumulated depreciation and amortization               650,499           623,611
                                                      -----------------------------------
                                                                685,925           693,523
  Construction work in progress                                  52,582            45,393
                                                      -----------------------------------
     Net utility plant                                          738,507           738,916
                                                      -----------------------------------

Current Assets:
  Cash and cash equivalents                                       1,613               449
  Accounts receivables, less reserves of $2,639
    and $2,138, respectively                                     49,554            34,738
  Accounts receivable from affiliated company                    27,829             1,159
  Accrued unbilled revenues                                      24,414            18,736
  Inventories                                                    28,786            39,190
  Recoverable fuel and natural gas costs                         28,703             5,585
  Other current assets                                              312             5,306
                                                      -----------------------------------
     Total current assets                                       161,211           105,163
                                                      -----------------------------------

Other Investments and Property:
  Environmental improvement fund held by trustee                  1,056               996
  Nonutility property and other, net                              1,960             1,627
                                                      -----------------------------------
     Total other investments and property                         3,016             2,623
                                                      -----------------------------------

Other Assets:
  Unamortized premium on reacquired debt                          4,192             3,937
  Demand side management programs                                26,243            25,298
  Allowance inventory                                             2,269             2,269
  Deferred charges                                               15,876            16,553
                                                      -----------------------------------
     Total other assets                                          48,580            48,057
                                                      -----------------------------------

TOTAL ASSETS                                                   $951,314          $894,759
                                                      ===================================

                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                 BALANCE SHEETS
                             (Unaudited - Thousands)

                                                                      December 31
                                                                      -----------
                                                                 2000               1999
                                                                 ----               ----
         SHAREHOLDER'S EQUITY AND LIABILITIES
         ------------------------------------
Capitalization:
Common Stock                                                  $  78,258          $   78,258
Retained Earnings                                               271,009             256,312
Contribution of assets to parent                                (12,132)                  -
                                                          ---------------------------------
     Total common shareholder's equity                          337,135             334,570
Cumulative nonredeemable preferred stock                         11,090              11,090
Cumulative redeemable preferred stock                             5,300               7,500
Cumulative special preferred stock                                  576                 692
Long-term debt, net of current maturities                       237,799             238,282
                                                          ---------------------------------
     Total capitalization, excluding bonds subject to
          tender                                                591,900             592,134
                                                          ---------------------------------

Commitments and Contingencies

Current Liabilities:
Current maturities of adjustable rate bonds subject to
      tender                                                     53,700              53,700
Notes payable                                                    40,154              22,880
Accounts payable to affiliated company                            6,146                   -
Accounts payable                                                 60,085              28,560
Dividends payable                                                   144                 117
Accrued taxes                                                    13,084               8,408
Accrued interest                                                  6,047               6,012
Refunds to customers                                              3,543               5,375
Other accrued liabilities                                        24,716              22,706
                                                          ---------------------------------
      Total current liabilities                                 207,619             147,758
                                                          ---------------------------------

Deferred Credits And Other Liabilities:
  Accumulated deferred income taxes                             120,289             122,977
  Unamortized investment tax credits                             15,944              17,372
  Accrued postretirement benefits other than pensions            15,266              12,041
  Other                                                             296               2,477
                                                          ---------------------------------
     Total deferred credits and other liabilities               151,795             154,867
                                                          ---------------------------------

TOTAL SHAREHOLDER'S EQUITY AND LIABILITIES                     $951,314            $894,759
                                                          =================================


                                  SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                              STATEMENTS OF INCOME
                                            (Unaudited - Thousands)


                                                                   Twelve Months Ended
                                                                       December 31
                                                                       -----------
                                                           2000           1999            1998
                                                           ----           ----            ----
OPERATING REVENUES:
  Electric revenues                                        $ 336,409      $ 307,569       $ 297,865
  Gas revenues                                               109,284         68,212          66,801
                                                       --------------------------------------------
        Total operating revenues                             445,693        375,781         364,666
                                                       --------------------------------------------

COST OF OPERATING REVENUES:
  Cost of fuel and purchased power                           112,093         92,946          89,611
  Cost of gas                                                 78,903         39,612          39,627
                                                       --------------------------------------------
        Total cost of operating revenues                     190,996        132,558         129,238
                                                       --------------------------------------------
                 Total margin                                254,697        243,223         235,428

OPERATING EXPENSES:
  Operations and maintenance                                 103,053         95,658          93,399
  Merger costs                                                14,072              -               -
  Depreciation and amortization                               43,214         44,868          42,401
  Income taxes                                                24,832         26,428          25,035
  Taxes other than income taxes                               13,258         12,844          12,591
                                                       --------------------------------------------
     Total operating expenses                                198,429        179,798         173,426
                                                       --------------------------------------------

OPERATING INCOME                                              56,268         63,425          62,002

OTHER INCOME -NET                                              4,674          3,109           2,221
                                                       --------------------------------------------

INCOME BEFORE INTEREST AND PREFERRED STOCK
  DIVIDEND                                                    60,942         66,534          64,223

INTEREST EXPENSE                                              19,894         19,766          20,681
                                                       --------------------------------------------

NET INCOME                                                    41,048         46,768          43,542

PREFERRED STOCK DIVIDEND                                       1,017          1,078           1,095
                                                       --------------------------------------------

NET INCOME APPLICABLE TO COMMON
  SHAREHOLDERS                                               $40,031        $45,690        $ 42,447

                                                       ============================================